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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

               Date of Report (Date of earliest event reported):
                        March 22, 2002 (March 22, 2002)

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 0-21054

                           SYNAGRO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                                         76-0511324
    (State or other jurisdiction of                  (IRS Employer
    Incorporation or organization)                    Identification No.)

    1800 BERING, SUITE 1000                           HOUSTON, TEXAS 77057
    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (713) 369-1700
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Item 5.  OTHER EVENTS

On March 22, 2002, Synagro Technologies, Inc. issued a press release, which is attached hereto as Exhibit 99.1

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are filed as part of this report:

Exhibit 99.1         - Press Release issued by Synagro Technologies, Inc.
                       on March 22, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Synagro Technologies, Inc.

                                            By:  /s/ THOMAS J. BINTZ
                                               -----------------------------
                                                 (Corporate Controller)

Date: March 22, 2002
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                                 EXHIBIT INDEX


Exhibit No.                            Description
----------                             -----------

   99.1             Press Release issued by Synagro Technologies, Inc. on
                    March 22, 2002